Securities Act of 1933 Registration No. 2-11318

Investment Company Act of 1940 Registration No. 811-00576

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 102	[X]

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 55	[X]

NORTHEAST INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

125 High Street - Suite 1802

Boston, Massachusetts 02110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 225-6704

Bruce H. Monrad

Chairman and President

Northeast Investors Trust

125 High Street - Suite 1802

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

Copies to:

Steve Ganis, Esq.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston MA 02111

It is proposed that the filing will become effective under Rule 485:

[ ]	Immediately upon filing pursuant to paragraph (b),

[X]	On February 1, 2023 pursuant to paragraph (b),

[ ]	60 days after filing pursuant to paragraph (a)(1),

[ ]	On February 1, 2023 pursuant to paragraph (a)(1),

[ ]	75 days after filing pursuant to paragraph (a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NORTHEAST INVESTORS TRUST

A NO LOAD INCOME FUND

PROSPECTUS

FEBRUARY 1, 2023

NORTHEAST INVESTORS TRUST (the “Trust”)

125 High Street Suite 1802

Boston, Massachusetts 02110

(800) 225-6704

www.northeastinvestors.com

Ticker Symbol: NTHEX

SHARES OF BENEFICIAL INTEREST

PROSPECTUS

February 1, 2023

This prospectus explains the investment objective, policies, strategies and risks associated with the Trust. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference.

Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY SECTION	1
Fees And Expenses	1
PERFORMANCE INFORMATION	3
FUND PROFILE	4
OBJECTIVES	4
PRINCIPAL STRATEGIES	4
PRINCIPAL RISKS	5
FUND MANAGEMENT	6
EXPENSES	6
SALES WITHOUT “SALES CHARGE”	7
SHAREHOLDER INFORMATION	7
GENERAL INFORMATION	7
ACCOUNT TYPES	8
BUYING SHARES	8
REDEEMING SHARES	11
DIVIDENDS AND DISTRIBUTIONS	12
TAX CONSEQUENCES	13
TRUST POLICIES	13
FINANCIAL HIGHLIGHTS	14
ADDITIONAL INFORMATION	15

 i

SUMMARY SECTION

Investment Objectives

Northeast Investors Trust is a no load high yield bond fund whose primary objective is the production of income. Capital appreciation is also an objective of the Trust but its achievement must be compatible with the primary objective.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Trust Operating Expenses as of 9/30/22 (Expenses Deducted From Fund Assets)
Trustees’ Fees *	0.50%
Distribution (12b-1) Fees	None
Other Expenses	2.24%
Including:
Interest Expense	0.06%
Operating Expense	2.18%
Total Annual Trust Operating Expenses	2.74%

*	The Trustees are responsible for the portfolio management of the Trust.

Example

This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and capital gains distributions, and that the Trust’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$277	$850	$1,450	$3,070

Portfolio Turnover

The Trust pays transaction costs, such as commissions, when it buys or sells securities (or ‘turns over’ its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual Trust operating expenses or in the example, may affect the Trust’s investment performance. Also, a higher portfolio turnover rate may result in an elevated level of capital gains. During the most recent fiscal year, the Trust’s portfolio turnover rate was 44.56% of the average value of its portfolio.

Primary Investment Strategies

The Trust invests primarily in marketable securities of established companies which the Trust’s portfolio managers believe provide income and which, where consistent with the objective, may have potential for capital appreciation. These investments may include bonds which may be purchased at a discount or premium, preferred securities, common stocks, convertible securities and securities with warrants attached. The Trust’s portfolio emphasizes high yield corporate bonds (sometimes referred to as ‘junk bonds’) which are unrated or rated as lower than investment grade by either of the two principal rating services. Equity investments, which are generally acquired via corporate debt restructurings, are considered for their potential for appreciation.

Principal Risks

Risks of Lower Rated or Unrated Debt Securities: Lower rated or unrated debt securities (sometimes referred to as “high yield” or “junk” bonds) may be subject to more market volatility than higher rated debt securities, which can present an increased risk of investment loss. Prices of high yield bonds are generally more negatively sensitive to a decline of domestic and global economic activity, which may adversely affect the issuer’s perceived or actual ability to make current interest or principal (maturity) payments.

Equity Risk: To the extent the Trust holds equity securities, it runs the risk that general deterioration in equity markets or in a particular holding may result in the Trust’s stock holdings to decline and its net asset value per share to fall.

Income Risk: Falling interest rates and bond defaults may negatively impact the Trust’s distributable income. In addition, during periods of declining interest rates, higher yielding securities may be called and the Trust may be unable to reinvest those proceeds in similar yielding securities. Therefore, shareholders should expect the Trust’s quarterly dividend distributions to decline under these circumstances.

Indemnification Risk: A lawsuit filed by former Trustee Robert B. Minturn (“Minturn”) against the current Trustees and another former Trustee (together with the current Trustees, the “Defendant Trustees”) seeks the portion of the Trustee fees that Minturn alleges he is owed pursuant to a contractual agreement among the Trustees. The current Trustees believe they acted in accordance with the agreement and their fiduciary duties and in the best interests of the Trust and its shareholders in taking the steps that are the subject of the lawsuit. Those steps included reducing and then suspending the payments that Minturn was receiving from the Trustees’ fees paid by the Trust. The Trust was, but is no longer, a defendant to Minturn’s action. A partial summary judgment (the “Judgment”) was granted by the court in favor of Minturn in the amount of $794,500, and the Defendant Trustees have appealed this judgment. If the Defendant Trustees lose their appeal or settle the suit, they may seek indemnification under the Declaration of Trust for an amount not to exceed that granted by the court. At a special meeting held in December 2022, the Board of Trustees, after reviewing an opinion provided by special independent counsel, adopted, by a majority vote, a resolution that, among other things: (i) indemnification by the Trust of each of the Independent Trustees for the Judgment is necessary and proper if the Trustees lose their appellate case against Minturn; and (ii) that each Independent Trustee shall be indemnified for the amount of the Judgment to pay the Judgment or any amount that is reasonably attributable to the Judgment Amount of a settlement agreed to by all of the Trustees. With this, the Trust deems a payment under the indemnification clause of the Declaration of Trust as foreseeable and accrued a $635,600 potential loss pursuant to the court’s decision of $794,500 as a contingent liability and posted a related expense.

Interest Rate Risk: The value of debt securities, generally, moves inversely to the rise and fall of interest rates. Longer-term debt securities are more sensitive to changes in interest rates than those with shorter maturities. Therefore, shareholders should generally expect the Trust’s net asset value per share to decline during periods of rising interest rates.

Issuer Risk: The value of a specific security may decline for reasons directly related to the issuer, such as management performance, financial leverage or a reduced demand for its products or services.

Liquidity Risk: The market for high yield debt securities is generally less liquid than markets for higher rated fixed income instruments, which may present more difficulty in valuing or selling these securities timely at a desired price, especially during times of elevated market volatility. General market volatility can lead to an unexpected rise in investor redemptions from the Trust and across the asset class which in turn may contribute to the illiquidity of high yield debt markets and an increase to liquidity risk. The Trust may have difficulty in the timely disposal of securities at current prices during periods of elevated market illiquidity leading to a decline of its net asset value.

Market Risk: There is the risk that the value of the securities owned by the Trust may go up or down, sometimes sharply or unpredictably, due to factors, both domestic and foreign, affecting securities markets in general or affecting particular sectors. There is a risk that you could lose money by investing in the Trust, and there is no assurance that it will achieve its investment objectives. The Trust is generally for investors with longer-term investment horizons, and should not be used for short term trading purposes. An investment in the Trust involves risk and should be part of a balanced investment program.

Performance Information

The following performance related information provides some indication of the risks of investing in the Trust. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index for the periods indicated. The table also presents the impact of taxes on the Trust’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local income taxes. Return after taxes on distributions and sale of Trust shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Trust shares. Actual after-tax returns depend on the individual investor’s tax situation and may differ from those shown below. The bar chart illustrates how the Trust’s performance (including operating expenses) varied from one calendar year to another over the past ten years.

The after-tax returns shown below are not relevant to investors who own the Trust in a tax-deferred account, such as an individual retirement account (IRA) or a 401(k) plan, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance – whether before taxes or after taxes – does not guarantee future results.

Average Annual Total Returns for the Periods Ended December 31, 2022

	1 Year	5 Years	10 Years
Northeast Investors Trust
Return before taxes	-2.49%	-1.08%	0.30%
Return after taxes on distributions	-4.59%	-3.23%	-2.24%
Return after taxes on distributions and sale of Trust shares	-1.46%	-1.67%	-0.80%
ICE Bank of America Merrill Lynch U.S. High Yield Index[1]	-11.22%	2.12%	3.94%

1	The ICE Bank of America Merrill Lynch U.S. High Yield Index is an unmanaged market capitalization-weighted index comprised of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Bonds included in the index have maturities of one year or more and have a below investment grade rating, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.

Annual Total Returns:

The following bar chart shows the change in value of the Trust’s shares over the past 10 years. It illustrates how the returns can differ from one year to the next. The Trust may experience short-term swings of performance as suggested by the best and worst calendar quarter returns shown below.

Calendar Years:	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
	13.01%	-5.36%	-17.99%	16.72%	6.28%	-5.04%	0.92%	-3.61	5.17%	-2.49%
(object omitted)

Best quarter: 2nd quarter 2016, up 14.92%	Worst quarter: 1st quarter 2016, down 10.32%

Fund Management

The Trustee principally responsible for the day-to-day management of the Trust’s portfolio is Bruce H. Monrad who has been associated with the Trust since July, 1989 as portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000. Chapin P. Mechem has been associated with the Trust since 2001 as a securities analyst and shares portfolio management duties with Mr. Monrad.

Purchasing and Redeeming Shares

You may purchase or redeem shares of the Trust on any business day the Trust is open for business by mail (125 High Street, Suite 1802, Boston, MA 02110), online at www.northeastinvestors.com (excluding IRA accounts), through a financial intermediary or by fax at (617) 742-5666. You may also purchase additional shares for an established account by telephone at 800-225-6704. Purchases may be funded by electronic fund transfers, by check or by wire. All redemption requests not processed online must be in writing and must include a medallion signature guarantee if the redemption is in excess of $25,000. You will receive redemption proceeds by check or by electronic fund transfer. You generally buy and redeem shares at the Trust’s next-determined net asset value (NAV) after the Trust receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading. The minimum initial purchase is $1,000 ($500 for IRAs). There is no minimum for subsequent investments.

Tax Information

The Trust’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in such accounts, distributions may be taxable upon withdrawal.

Payments to Broker-Dealers or Other Financial Intermediaries

The Trust does not pay broker-dealers or financial intermediaries for the sale of Trust shares.

FUND PROFILE

Objectives

The Trust’s primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

Principal Strategies

The Trust invests primarily in marketable securities of established companies which the Trust’s portfolio managers believe provides income and which, where consistent with this objective, may have potential for capital appreciation. These investments may include bonds which may be purchased at a discount or premium, preferred securities, common stocks, convertible securities and securities with warrants attached. Subject to its investment restrictions, the proportion of the Trust’s assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and generally more than 80% of its assets are held in bonds, other debt instruments and preferred securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions.

The Trust’s portfolio emphasizes high yield corporate bonds (sometimes referred to as “junk bonds”) which are rated as lower than investment grade by either of the Trust’s two principal rating services or unrated securities determined by the Trust’s portfolio managers to have similar characteristics. High yield fixed income securities are typically issued with maturities of less than ten years; and the Trust’s holdings are generally within this range. The Trust’s portfolio managers generally rely upon their own credit analysis in making investment decisions concerning the Trust’s portfolio. Equity investments, which are generally acquired via corporate debt restructurings, are considered for their potential for appreciation.

From time to time the Trust will make use of borrowed funds for investment or to avoid the untimely liquidation of securities to meet redemptions. Leverage is restricted to the lesser of one quarter of the Trust's total assets or the line of credit borrowing base limitations. Leverage may be increased temporarily up to a maximum of 30% for extraordinary or emergency purposes. The amount of leverage outstanding at any one time cannot be determined in advance. The Trust may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all.

In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper, repurchase agreements or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trust’s portfolio managers believe that liquidity is highly desirable in response to adverse market or economic conditions and therefore the Trust should adopt a temporary defensive policy. The Trust also uses these short-term investments to maintain flexibility while evaluating additional investment opportunities. When so invested the Trust may not achieve its investment objectives.

Events in the financial markets have resulted in, and may continue to cause, increased volatility. Further, economic events may have a disproportionate effect on certain market sectors. In addition, investments which were traditionally liquid may experience periods of diminished liquidity. Due to the interdependence among markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, governmental and regulatory responses to market events may impair the Trust’s ability to pursue certain investment techniques or strategies or may have unexpected consequences on particular markets or issuers.

Principal Risks

Risks of Lower Rated or Unrated Debt Securities: Lower rated or unrated debt securities (sometimes referred to as “high yield” or “junk” bonds) may be subject to more market volatility than higher rated debt securities, which can present an increased risk of investment loss. Prices of high yield bonds are generally more negatively sensitive to a decline of domestic and global economic activity, which may adversely affect the issuer’s perceived or actual ability to make current interest or principal (maturity) payments.

Equity Risk: To the extent the Trust holds equity securities, it runs the risk that general deterioration in equity markets or in a particular holding may result in the Trust’s stock holdings to decline and its net asset value per share to fall.

Income Risk: Falling interest rates and bond defaults may negatively impact the Trust’s distributable income. In addition, during periods of declining interest rates, higher yielding securities may be called and the Trust may be unable to reinvest those proceeds in similar yielding securities. Therefore, shareholders should expect the Trust’s quarterly dividend distributions to decline under these circumstances.

Indemnification Risk: A lawsuit filed by former Trustee Robert B. Minturn (“Minturn”) against the current Trustees and another former Trustee (together with the current Trustees, the “Defendant Trustees”) seeks the portion of the Trustee fees that Minturn alleges he is owed pursuant to a contractual agreement among the Trustees. The current Trustees believe they acted in accordance with the agreement and their fiduciary duties and in the best interests of the Trust and its shareholders in taking the steps that are the subject of the lawsuit. Those steps included reducing and then suspending the payments that Minturn was receiving from the Trustees’ fees paid by the Trust. The Trust was, but is no longer, a defendant to Minturn’s action. A partial summary judgment (the “Judgment”) was granted by the court in favor of Minturn in the amount of $794,500, and the Defendant Trustees have appealed this judgment. If the Defendant Trustees lose their appeal or settle the suit, they may seek indemnification under the Declaration of Trust for an amount not to exceed that granted by the court. At a special meeting held in December 2022, the Board of Trustees, after reviewing an opinion provided by special independent counsel, adopted, by a majority vote, a resolution that, among other things: (i) indemnification by the Trust of each of the Independent Trustees for the Judgment is necessary and proper if the Trustees lose their appellate case against Minturn; and (ii) that each Independent Trustee shall be indemnified for the amount of the Judgment to pay the Judgment or any amount that is reasonably attributable to the Judgment Amount of a settlement agreed to by all of the Trustees. With this, the Trust deems a payment under the indemnification clause of the Declaration of Trust as foreseeable and accrued a $635,600 potential loss pursuant to the court’s decision of $794,500 as a contingent liability and posted a related expense.

Interest Rate Risk: The value of debt securities, generally, moves inversely to the rise and fall of interest rates. Longer-term debt securities are more sensitive to changes in interest rates than those with shorter maturities. Therefore, shareholders should generally expect the Trust’s net asset value per share to decline during periods of rising interest rates.

Issuer Risk: The value of a specific security may decline for reasons directly related to the issuer, such as management performance, financial leverage or a reduced demand for its products or services.

Leverage Risk: Leverage can cause the net asset value to decrease faster in a falling market. If, for example, the Trust purchased a $1,000 investment for which it borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Trust would lose 25% ($200 on an $800 investment) of the amount invested. Leverage can, therefore, involve additional risk.

Liquidity Risk: The market for high yield debt securities is generally less liquid than markets for higher rated fixed income instruments, which may present more difficulty in valuing or selling these securities timely at a desired price, especially during times of elevated market volatility. General market volatility can lead to an unexpected rise in investor redemptions from the Trust and across the asset class which in turn may contribute to the illiquidity of high yield debt markets and an increase to liquidity risk. The Trust may have difficulty in the timely disposal of securities at current prices during periods of elevated market illiquidity leading to a decline of its net asset value.

Manager Risk: The Trust is actively managed. Security selection or over/under weighting certain market sectors may cause the Trust to underperform relevant benchmarks or other funds with similar investment objectives.

Market Risk: Fixed income markets tend to move in cycles of periods where bond prices rise and fall with the possibility of sharp declines in response to a variety of macro factors, including changes to domestic and global economic activity, interest rates, currency and rates of default by sovereign and corporate issuers. As such, there is the risk that the value of the securities owned by the Trust may be negatively impacted through certain cycles resulting in you losing money from your investment. The Trust is generally suitable for investors with longer-term investment horizons.

FUND MANAGEMENT

The Trustee principally responsible for the day-to-day management of the Trust’s portfolio is Bruce H. Monrad who has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000.  Chapin P. Mechem has been associated with the Trust since 2001 as a securities analyst and shares portfolio management duties with Mr. Monrad. Further information relating to the compensation, share ownership and portfolio management responsibilities of the portfolio managers may be found in the statement of additional information.

From time to time a Trustee or an employee of the Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors Trust organization. Any such views are subject to change at any time based upon market or other conditions, and the Trust disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust, pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

EXPENSES

Pursuant to the Trust’s Declaration of Trust, as compensation for their services, the Trustees are entitled to receive as an aggregate quarterly fee (“Trustees Fees”) computed at the rate of 1/8th of 1% of the net assets (before the deduction of accrued Trustees Fees) and excluding any borrowings from banks), from which certain expenses specified in the Declaration of Trust are paid. Such compensation covers the portfolio management services to the Trust, including those provided by Mr. Monrad, Trustee, and Ms. Mechem, who participate in the investment management of the Trust. Such compensation also covers the independent director services provided by the Independent Trustees. In addition, for such compensation, the Trustees are responsible for ensuring the following are furnished: (1) all research and statistical services to the Trust and (2) such office space as the Trust may require. In accordance with the Declaration of Trust, Trustees do not pay for certain other expenses or liabilities that are authorized to be charged directly against Trust assets. They include taxes, custodian fees and expenses, certain of the Trust’s and Independent Trustees’ legal fees and expenses, auditing fees and expenses, bookkeeping expenses, the expense of qualifying shares for sale under federal and state laws, and any indemnification payments made by the Trust in accordance with its Declaration of Trust. The Trust also performs on its own the services typically provided by mutual fund transfer agents and, as such, carries out all functions relating to the maintenance of its shareholder accounts, subscriptions, transfers and redemptions of shares, and mailings to shareholders. It pays the expenses relating to these services, including the compensation of persons performing these functions and data processing expenses.

SALES WITHOUT "SALES CHARGE"

The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a “Selling Commission” and related expenses. Selling Commissions reduce the actual amount invested by shareholders while the distribution expenses (12b-1 fees) negatively impact a fund’s net asset value.

SHAREHOLDER INFORMATION

General Information

For account, product and service information, please contact the Trust at:

Northeast Investors Trust

125 High Street – Suite 1802

Boston, MA 02110

www.northeastinvestors.com

800-225-6704

Backup withholding - By law, the Trust must withhold 24% of any taxable distributions or redemptions from your account if you do not:

●	Provide us with your correct taxpayer identification number;

●	Certify that the taxpayer identification is correct; and

●	Confirm that you are not subject to backup withholding.

Similarly, the Trust must withhold taxes from your account if the IRS instructs it to do so.

Foreign investors - Trust shares are not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Trust. Foreign investors should be aware that U.S. withholding may apply to any investments in the Trust.

Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Invalid addresses – If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, the Trust will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences – This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account, special tax rules apply. Please consult your tax adviser for detailed information about the Trust’s tax consequences for you.

Account Types

The primary account types that are available to investors are listed below. For certain account types, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available online at www.northeastinvestors.com or by calling the Trust directly at (800)225-6704.

Individual or Joint Accounts

Transfer on Death (TOD)/Pay on Death (POD)

Retirement Accounts (Traditional IRA, Roth IRA, Roth Conversion IRA, Rollover IRA, SEP IRA)

Children or Minors Accounts (Uniform Gifts or Transfer to Minors – UGMA, UTMA, and Coverdell Education Savings Plans)

Trusts, Corporations, Non-Profits and Other Entities

Buying Shares

Your initial investment must be accompanied by a completed application. The form can be obtained from the Trust’s website or the Trust can provide you one upon your request. You may purchase shares of the Trust at the per share net asset value (“NAV”) next determined after the Trust or an authorized agent receives your purchase order. There is no sales charge or commission. The Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the total number of shares outstanding. NAV is determined as of the close of the New York Stock Exchange on each day when it is open.

The value of equity securities or equity-like securities, such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used instead of last quoted sale price if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on analysis of market data and other factors such as last sale, dealer bids, yields, quality ratings, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data.

Securities for which market quotations are not readily available (including certain restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may also be derived following a review of pertinent data (EBITDA, revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions.

The Trust may use fair value pricing for securities if a material event occurs that may affect the price of a security after the close of the market or exchange on which the security trades but before the Trust calculates its NAV. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investments. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis.

Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by establishing an account directly with the Trust.

Short-term or excessive purchases and redemptions of the Trust by shareholders may harm its performance by disrupting portfolio management strategies and by increasing expenses. Excessive trading can increase costs as it may cause the Trust to utilize its lines of credit or initiate portfolio transactions during unfavorable periods in markets in which the Trust trades. Excessive trading can also cause the Trust to maintain higher cash balances than it otherwise would, which may lower the Trust’s performance in times of rising markets. The costs incurred from short-term traders are borne by all investors. While the Trust cannot assure that it can detect and prevent all excessive and short-term trading, especially as it relates to the activity occurring in omnibus accounts maintained with intermediaries where the Trust does not receive the underlying individual trading activity, the Trust’s Board of Trustees has adopted policies and procedures designed to help identify such short-term trading activity, and the Trust has entered into agreements with intermediaries to improve the information it receives concerning omnibus accounts. The Trust reserves the right, based either on the size or frequency of the transaction, but does not have the obligation, to reject any purchase request that it regards as potentially disruptive to efficient portfolio management. Depending on the availability of transaction information, purchase and redemption transactions of Trust shares are monitored daily. In general, whenever such monitoring discloses that a shareholder has made two or more purchases and redemptions of Trust shares within a 90-day period, further reviews are made to determine if the trading activity was excessive and, if so, whether the effect upon the Trust could be harmful. If it is determined that there could be such an effect, the shareholder will be either warned or notified that further purchases of shares of the Trust will not be accepted. The Trust may reply to inquiries concerning its policies, but does not enter into arrangements with any person to permit frequent purchases and redemptions of Trust shares. The Trust does not consider transactions from automatic purchase or redemption plans in this category.

How to buy shares:

Check:	Mail your check and a completed application to the Trust. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to: Northeast Investors Trust and mail to 125 High Street, Suite 1802, Boston, MA, 02110.

Telephone:	Call 1-800-225-6704. You may make purchases for your already existing account via the telephone. The trade will be processed on the same day if received prior to the close of the New York Stock Exchange. A trade confirmation is generated and mailed the following business day. Your check or electronic fund transfer (EFT) payment must be received within 14 days of the transaction.*

Online:	You may establish online access to your existing account at www.northeastinvestors.com through which the purchase of additional shares (excluding IRAs) can be executed. Your payment will be automatically debited from your associated bank account via electronic funds transfer.

AIP:	You may make purchases to your already existing account via EFT from your eligible bank account by utilizing the Automated Investment Plan (AIP) feature. Mail or fax to (617)742-5666 your completed AIP form obtained from the Trust’s website along with a voided check and the Trust will automatically purchase shares based on your desired schedule and amount. Shareholders can also set up AIPs online.

Financial	Contact a financial intermediary who will execute the transaction on your behalf.

Intermediary:	Please note that your financial intermediary may charge fees or commissions for these transactions.

*	If you place a telephone order to purchase shares and your payment is not received within 14 calendar days, your transaction will be canceled and you may be prohibited from placing orders in the future unless such orders are accompanied with check or EFT payment. You may also be responsible for any losses or fees the Trust may have incurred as a result. Telephone purchases may dilute the future appreciation of the NAV if payment is not made promptly.

Your purchase price:

You buy shares at the Trust’s next determined NAV after the Trust receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern Time (ET), you will buy your shares at that day’s NAV. This is known as trade date.

When you place an order to buy shares, note the following:

●	The minimum initial investment in the Trust for each account is $1,000 ($500 for IRAs). There is no minimum for subsequent investments either by mail, telephone or online. The Trust, in its discretion, may waive or lower purchase minimums in certain circumstances (e.g. accounts opened with the proceeds of distributions from existing retirements accounts, accounts utilizing the AIP feature, etc.);

●	Checks must be drawn on U.S. banks and must be in U.S. dollars. Third party checks are not acceptable;

●	The Trust does not accept cash, money orders, starter checks or post dated checks for payment of share purchases;

●	There is a $50,000 maximum for telephone purchases for individual investors. Account payables resulting from telephone purchases outstanding at any one time cannot exceed this limit;

●	No cancellations. The Trust will not cancel any transaction at the request of an investor once it has been processed;

●	Future purchases. The Trust reserves the right to stop selling shares at any time, or reject specific purchase requests;

●	The Trust may reject initial investments if certain required information is not supplied on the new account application.

●	Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies withheld.

No specific election is required on the application to obtain telephone purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Redeeming Shares

You are entitled to redeem all or any portion of the shares credited to your account either online, through a financial intermediary or by submitting a written request for redemption to the Trust. The Trust typically pays redemption proceeds one business day following receipt of a redemption request in good order. The proceeds will be paid via check, a payment to your financial intermediary account or an electronic funds transfer to your bank in an amount equal to the NAV of the redeemed shares. However, in some extraordinary circumstances, payment from the Trust may take longer than one business day and may take up to seven days as is permitted by the Investment Company Act of 1940, as amended. Redemptions may be suspended or payment dates delayed on days when the NYSE is closed other than weekends or holidays. The Trust does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

A redemption request will be considered to be in "good order" if it meets the following requirements:

●	The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners. The letter can be mailed or faxed to (617) 742-5666 and must be received before the close of the NYSE;

●	You may establish online access to your existing account at www.northeastinvestors.com through which the redemption of shares (excluding IRAs) can be executed up to $25,000. Your proceeds will be sent by check or will be automatically credited to your associated bank account via electronic funds transfer.

●	The request includes any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

●	For redemptions in excess of $25, 000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Trust from fraudulent activity. A notary public is not an acceptable guarantor;

●	In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

●	If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

●	Redemption checks will only be made payable to the registered shareholder(s) and will normally only be sent to the address of record;

●	A signature guarantee as described above is required on all redemptions if the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

●	Telephone redemptions will not be made;

●	The Trust reserves the right not to process redemption requests from shareholders who on consecutive days request redemptions of less than $25,000 without a signature guarantee;

●	Under the applicable anti-money laundering regulations and other federal regulations, redemption orders may be suspended, restricted or canceled and the monies withheld.

You may make scheduled redemptions from your account via check or EFT directly to your eligible bank account by utilizing the Scheduled Withdrawal Plan (SWP) feature. Mail or fax to (617)742-5666 your completed SWP form obtained from the Trust’s website along with a voided check and the Trust will automatically redeem shares based on your desired schedule and amount. Shareholders can also set up SWPs online. The Trust reserves the right to cancel SWP redemptions if checks remain uncashed or if checks mailed to your address of record are returned as undeliverable.

The Trust expects to fund shareholder redemption requests by using available cash or its line of credit facility with its custodian bank or by selling portfolio securities. These methods may be used during both normal and stressed market conditions.

The Trust reserves the right to deliver assets in whole or in part in-kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Shareholders receiving redemptions in-kind will incur brokerage costs in converting securities received to cash and, until sold, such securities remain with market risk and liquidity risk. If the Trust pays your redemption with illiquid or less liquid securities, there is a risk that an active market for these securities does not exist and they may be difficult to sell.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.

Dividends and Distributions

The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The Trust may also realize net capital gains from its investments, and will distribute these gains (net of any losses) to shareholders as capital gain distributions. The last capital gains distribution made by the Trust was in 1998.

When you open an account, specify on your application how you want to receive your dividends and distributions. The following options are available:

(1)        Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

(2)        Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be reinvested in additional shares of the Trust;

(3)	Cash Option. Your dividends and capital gains distributions will be paid in cash.

Note: For quicker access to your cash distributions the Trust recommends direct deposit for shareholders electing Option 2 or 3.

If you elect to receive your distributions by check and your check remains uncashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

An investment in the Trust could have tax consequences for you. This prospectus provides only general tax information. If you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account, special tax rules may apply. Otherwise, you should consider these tax consequences by consulting your tax advisor.

Taxes on Distributions. Distributions you receive from the Trust, whether by cash or reinvested shares, may be subject to federal, state or local taxes unless you are exempt from taxation.

For federal tax purposes, the Trust’s dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income a portion of which may or may not be considered “qualified”. The Trust’s distributions of long-term capital gains are taxable to you generally as capital gains. All such distributions to certain individuals, trusts and estates may be subject also to Medicare net investment income tax at a rate of 3.8% depending upon the adjusted gross income of the recipient.

If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Taxes on transactions. Your redemptions may result in a capital gain or loss for federal and state tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them. Reinvested distributions add to the cost basis of your investment.

Cost Basis Reporting. The Internal Revenue Service (“IRS”) requires mutual funds to report the cost basis of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently sold. Mutual funds are not required to report cost basis to the IRS on shares acquired prior to January 1, 2012 (“uncovered shares”). These requirements do not pertain to tax-deferred retirement accounts such as 401(k) plans or individual retirement accounts. The cost basis is generally the purchase price of the shares adjusted for reinvested dividends and capital gains distributions. Cost basis is used to determine whether a shareholder incurred a gain or loss when redeeming shares of a fund. Cost basis for any covered shares sold during the year will be reported to the shareholder and to the IRS on Form 1099-B. The Trust will permit shareholders to select from several IRS-accepted cost basis methods to calculate cost basis of your covered shares. If no method is selected, the Trust will use its default methodology – Average Cost. The cost basis method elected may not be changed after the settlement of a sale of Trust shares. Please consult your tax advisor should you need assistance in determining which cost basis calculation method you should elect.

Trust Policies

The Trust will make available to shareholders the following statements and reports by mail or email notifications:

●	Confirmation of each purchase and sale;

●	Confirmation of dividend / capital gains payments;

●	Financial reports (every six months);

●	Summary Prospectus;

●	Year-end statement.

When you sign your account application, you certify that your social security or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 24% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 24% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust’s financial performance for the past 5 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions).

The information for fiscal years 2018-2022 has been derived from the financial statements audited by RSM US LLP, whose report, along with the Trust’s financial statements, are included in the Trust’s September 30, 2022 annual report, which is available upon request and without charge and is included in the Statement of Additional Information (SAI).

		Year Ended September 30,
Per Share Data	2022	2021	2020	2019	2018
Net Asset Value:
Beginning of Period	$3.75	$3.72	$4.14	$4.53	$4.82

Income From Investment Operations:
Net investment income ^	0.13	0.17	0.20	0.21	0.20
Net realized and unrealized gain (loss) on investment	-0.30	0.08	-0.39	-0.40	-0.23
Total from investment operations	-0.17	0.25	-0.19	-0.19	-0.03
Less Distributions:
Net investment income	-0.20	-0.22	-0.23	-0.20	-0.26

Net Asset Value:
End of Period	$3.38	$3.75	$3.72	$4.14	$4.53

Total Return #	-4.77%	6.85%	-4.69%	-4.27%	-0.39%

Ratios & Supplemental Data

Net assets end of period (in thousands)	$134,814	$156,933	$165,376	$201,346	$257,207

Ratio of operating expenses to average net assets	2.74%~	1.83%	1.71%	1.56%	1.48%

Ratio of interest expense and commitment fee to average net assets	0.06%	0.06%	0.08%	0.09%	0.15%

Ratio of net investment income to average net assets	3.54%	4.37%	5.14%	4.91%	4.35%
Portfolio turnover rate	44.56%	75.20%	43.75%	45.13%	42.69%

*	Includes Interest Expense when applicable

^	Calculated using the Average Share Method

#	Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

~	Includes contingent liability expense of 0.54%. Expense ratio excluding contingent liability expense is 2.20%.

ADDITIONAL INFORMATION

You can find additional information about the Trust from the following sources:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information about the Trust and its investment strategies and restrictions. A current SAI was filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (The SAI is legally part of this prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about the Trust’s investments is available in the Trust's Annual and Semi-annual reports to shareholders. In both reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during the reporting period.

QUARTERLY FUND HOLDINGS. The Trust adopted policies and procedures, a full description of which is available in the SAI, relating to disclosure of its portfolio holdings. As such, the Trust makes a complete schedule of its holdings publicly available in a manner consistent with SEC disclosure requirements. In addition, the Trust publishes its portfolio holdings on its website (www.northeastinvestors.com) and the SEC website (www.sec.gov) approximately 60 days after the end of each fiscal quarter. These reports are accessed free of charge. Other information concerning the Trust’s holdings, including top holdings and largest sectors, are also published on the Trust’s website from time to time.

You may obtain a free copy of this information or any other shareholder inquiry by writing or calling the Trust at:

Northeast Investors Trust

125 High Street – Suite 1802

Boston, MA 02110

(800) 225-6704

www.northeastinvestors.com

You can also review and copy information about the Trust at the SEC’s Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC’s internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Trust’s reference number as a registrant under the Investment Company Act of 1940 is 811-00576.

NORTHEAST INVESTORS TRUST

125 High Street – Suite 1802

Boston, Massachusetts 02110

(800) 225-6704

Ticker Symbol: NTHEX

Shares of Beneficial Interest

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2023

This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2023 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a prospectus.

THE TRUST

Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS; GENERAL

As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. The Trust’s primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trust may not: (1) Purchase any securities which would cause more than 5% of the Trust’s total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years, for which purpose the Trustees consider an issuer resulting from an acquisition or reorganization to be engaged in the same business as any party to the acquisition or reorganization transaction. (4) Purchase real estate or commodities or commodities contracts; however, this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities. (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities, for which purposes the Trust considers securities which are covered by Rule 144A under the Securities Act of 1933 or offered to a class of security holders of an issuer to be publicly distributed. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than ½ of 1% of the securities of such issuer. (12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 15% of the Trust’s assets would be invested in such securities. (15) Purchase participation or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust’s assets would be invested in warrants. (17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust’s assets would be invested in such securities. (18) Purchase any security if, after giving effect to such purchase, more than 25% of the Trust’s assets would be invested in any one industry. (19) Issue senior securities or borrow money, except that the Trust may borrow funds up to a maximum amount equal to 25% of the Trust’s total assets and may pledge assets as security for such borrowings.

For the purposes of the above, issuer refers to a consolidated corporate entity based on its most recent financials. Classes of securities are similarly determined based on most recent financials and thus may, for example, include debt at a subsidiary level, or debt representing different issuances. The purchase of or investment in securities does not encompass participation in exchange offers in or out of formal reorganization proceedings.

The above policies preclude only direct loans, not the acquisition of debt instruments in a secondary market, including participation in financings, including but not limited to debtor-in-possession financings, arising out of the acquisition of debt securities and do not preclude the lending of portfolio securities to broker-dealers. The Trust is not currently engaged in securities lending.

The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust’s objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 2022 and 2021 the rates of total portfolio turnover were 44.56% and 75.20% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.

The Trust has adopted policies and procedures with respect to the disclosure of portfolio securities. The Trust will publicly disclose the complete schedule of its holdings, as reported on a fiscal quarter-end basis, by making the information publicly available in a manner consistent with SEC disclosure requirements. The Trust will file a complete portfolio schedule of investments with the SEC on form N-CSR within ten (10) days of the transmission to shareholders of any annual or semi-annual report; these are generally transmitted within sixty (60) days after the close of the fiscal period covered by the report. The Trust will also file a complete portfolio schedule of investments with the SEC not later than sixty (60) days after the close of the first and third fiscal quarters on form N-PORT. The Trust will not make available any other schedule of portfolio holdings to any person or institution other than in the ordinary course of business, such as to our auditors or custodian. The Trust may make quarterly portfolio holdings available to ranking or ratings agencies, but only after the information has been filed with the SEC or posted on our website. Certain agencies may contract with the Trust to receive the portfolio holdings monthly, but may not make the information available to the public until 60 days after the calendar quarter or until posted on the Trust’s website.

The compensation of Bruce H. Monrad and Chapin P. Mechem as portfolio managers for the Trust is set forth in this Statement of Additional Information under the caption “Compensation of Trustees”, and information about Mr. Monrad’s share ownership in the Trust is set forth under the caption “Trustees and Officers”. Mr. Monrad and Ms. Mechem do not have portfolio management responsibilities for any other investment company or pooled fund and are not primarily responsible for the day to day portfolio management for any accounts other than the Trust.

TRUSTEES & OFFICERS

The Trustees of Northeast Investors Trust are Bruce H. Monrad, Peter J. Blampied, George P. Beal, and Charles R. Daugherty. Under Massachusetts Law, the Trustees are generally responsible for protecting the interests of the shareholders by overseeing the operation and management of the Trust. The table below provides certain information about the Trust’s Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 125 High Street, Suite 1802, Boston, MA 02110.

Name/Age/Service *	Position	Principal Occupation(s)/Other Directorships During the Past Five Years
Affiliated Trustees and Trust Officers
Bruce H. Monrad Age: 60 Years of Service: 29	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C. Barrett Age: 66 Years of Service: 34	Executive Vice President, Chief Financial Officer and Clerk	Chief Financial Officer of Northeast Investors Trust; President of Sippican Capital Advisors LLC
David A. Randall Age: 56 Years of Service: 22	Chief Compliance Officer, Vice President of Operations	Officer of Northeast Investors Trust
Chapin P. Mechem Age: 50 Years of Service: 21	Vice President	Officer of Northeast Investors Trust
Independent Trustees
Peter J. Blampied Age: 80 Years of Service: 22	Trustee	Director of A.W. Perry, Inc.
George P. Beal Age: 69 Years of Service: 18	Trustee	Managing Partner, Boston Family Office LLC; Director of Breckinridge Capital Advisors
Charles R. Daugherty Age: 69 Years of Service: 18	Trustee	Managing Partner, Stanwich Advisors, LLC

*	The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.

The following is additional information about the background of each of the Trustees:

Interested Trustees

Mr. Monrad

Bruce H. Monrad is trustee and portfolio manager of Northeast Investors Trust, specializing in high yield securities. Previously he worked for Prudential-Bache Securities as a financial analyst.

Independent Trustees

Mr. Blampied

Peter J. Blampied was President of Corcoran Management Co. Inc, one of the region’s leading residential management firms, from 1998-2008. He was previously Chairman, President and CEO of Boston Five Bancorp and Vice Chairman of Citizens Bank of Massachusetts. He is a former director of Access Capital Strategies, LLC. He is a director of A.W. Perry, Inc., a privately owned real estate developer, owner and manager.

Mr. Beal

George P. Beal is one of the founders of The Boston Family Office LLC, a registered investment adviser, and now is its Managing Partner as well as a portfolio manager. He is a director of Breckinridge Capital Advisors. Previously, Mr. Beal was employed at Cambridge Trust Co. and Bank of New England handling various duties ranging from commercial loans, branch management, operations and retail banking.

Mr. Daugherty

Charles R. Daugherty founded Stanwich Advisors, LLC, a leading independent boutique investment bank that provides advisory and fundraising services. Mr. Daugherty spent 26 years at Deutsche Bank/BT Alex Brown where he founded the Private Fund Group and served as Global Group Head.

The majority of the Trust’s Board of Trustees (the “Board”) are Independent Trustees. The Board has overall responsibility for overseeing the investment program of the Trust and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has authority to oversee and establish policies regarding the management, conduct and operation of the Trust’s business. The Board has designated Bruce H. Monrad, an Interested Trustee, to serve as Chairman. The Independent Trustees have not designated a lead Trustee.

The Board has two standing committees: the Audit Committee, and the Nominating and Governance Committee, each of which consists of Messrs. Blampied, Daugherty and Beal. These committees are therefore composed entirely of Independent Trustees, and all of the Independent Trustees serve on each committee. Both committees met four times during the last fiscal year. The Audit Committee assists the Board in fulfilling its responsibilities for accounting and financial reporting practices and provides a channel of communication between the Board and the Trust’s independent accountants. The provision of audit and non-audit services by the Trust’s independent accountants is subject to prior approval by the Audit Committee. The Nominating and Governance Committee considers candidates for Trustee and reviews matters relating to Board governance. The Nominating and Governance Committee will consider the experience, qualifications, attributes and skills of Trustee nominees and Trustees when looking to fill vacant Board or committee seats and will consider the benefits of a diverse Board in enhancing its oversight of management performance, particularly in today’s global investment environment. The Committee has not established a procedure for shareholders to nominate Trustees.

The Trust believes that its leadership structure is appropriate because it provides for the effective, independent oversight of management on behalf of the Trust’s shareholders by having the independent Trustees as a majority of the Board and through their exclusive service on all committees. The Board conducts a self-evaluation annually, which includes an evaluation of the effectiveness of the Board and its committee structure and composition and a review of the appropriateness and effectiveness of the Trust’s internal management structure. In addition, the Independent Trustees have engaged their own independent counsel, who also serves as fund counsel, to advise them on matters relating to their responsibilities in connection with the Trust.

Senior management, on a regular basis, undertakes risk assessments aimed at identifying key risks that the Trust may face, as described in the Trust’s prospectus, the probability of occurrence of those risks and the potential impact. The Board and senior management have active discussions regarding the risks to which the Trust is subject. The Board reviews the Trust’s portfolio and regular reports provided to it that integrate strategy and operational and investment initiatives with risk exposures.

As part of its oversight, the Board assesses the quality of information it is receiving, how well this information provides a basis for evaluating the risk factors affecting the Trust, as described in the Trust’s prospectus, how management evaluates risk, and the quality of the risk management oversight structure. The Board engages in open discussions with management on how economic factors affect or may affect the Trust’s performance. It reviews the Trust’s periodic and current reports and prospectuses, with a particular focus on risk disclosures. In addition, as deemed appropriate, the Board or the Independent Trustees engage counsel or other parties to advise them on matters relating to risks associated with the Trust's operations.

The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities in the Trust
Trustees Who Are “Interested Persons” of the Trust
Bruce H. Monrad	Over $2,000,000
Trustees Who Are Not “Interested Persons” of the Trust
Peter J. Blampied	Over $100,000
George P. Beal	Over $100,000
Charles R. Daugherty	None

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2022 was 4,027,975 shares (10.08%).

The Trust has adopted a Code of Ethics governing personal securities transactions by persons (access persons) associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires systematic reporting of transactions and holdings as required by law. The Code of Ethics of the Trust is on file as an exhibit to this registration statement and may be obtained through the Securities and Exchange Commission.

COMPENSATION OF TRUSTEES

Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to ½ of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees’ fees, valued set forth below under "Price and Net Asset Value". The total Trustee fee for each of the fiscal years ended September 30, 2020, 2021 and 2022 was $855,204, $808,218 and $723,464, respectively.

The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2022 to the Trustees and officers of the Trust from the Trustees’ fee or otherwise.

Name and Position	Aggregate Compensation Paid
Bruce H. Monrad, Trustee, Chairman and President#	$327,985
Gordon C. Barrett, Executive Vice President, and CFO*	$294,678
David A. Randall, Vice President, and CCO*	$301,123
Chapin P. Mechem, Vice President~	$262,500
Peter J. Blampied, Trustee#	$20,000
George P. Beal, Trustee #	$20,000
Charles R. Daugherty, Trustee#	$20,000

*	Paid directly by the Trust;
~	Paid from BHM Administrators, LLC;

All other amounts shown are paid from the Trustees’ fee.

#	Awaiting the resolution of the Minturn matter (see Indemnification Risks section of the prospectus), the Trust suspended disbursement of compensation payments otherwise due to Trustees but has continued to accrue liabilities for the suspended Trustee compensation pending the outcome of ongoing decisions about how to continue to allocate the fee paid by the Trust in the best interests of shareholders.

Under the Declaration of Trust, the Trustees are required to furnish the Trust financial and statistical services for the Trust and such office space as the Trust may require. During the fiscal year ended September 30, 2022, no retirement benefits were paid to any Trustee or former Trustee.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The custodian for the Trust is State Street Bank and Trust Company, 1 Iron Street, Boston, Massachusetts. The custodian maintains custody of the Trust’s assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

The Trust has selected RSM US LLP, located at 80 City Square, Boston, Massachusetts 02129, as its independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements and (ii) provides other audit, tax, and non-audit related services to the Trust.

BROKERAGE

Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees' policy to obtain best execution when processing transactions, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker/dealer’s services and their value and expected contribution to the performance of the Trust. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). During the fiscal year ended September 30, 2022, the Trust engaged in portfolio transactions involving principal trades totaling $74,107,601 with market makers and other dealers. The Trust paid broker commissions of $0 for the year ended September 30, 2022. During the fiscal years ended September 30, 2020 and 2021 brokerage commissions paid totaled $0.00 and $0.00 respectively. All such portfolio transactions completed by the Trust during the year ended September 30, 2022 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

PRICE AND NET ASSET VALUE

It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders are received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust’s shares is determined by dividing the market value of the Trust’s securities, plus any cash and other assets (including income accrued) less all liabilities by the number of shares outstanding. An adjustment will be made to the Trust’s price for fractions of a cent to the next highest cent. The Trust makes no payments to third parties for the daily computation of its net asset value.

The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on expert analysis of market data and other factors such as last sale, dealer bids, yields, quality, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data. Securities and other assets for which pricing service or market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. For a further description of the Trust’s fair value pricing methodologies, see the Prospectus under “Buying Shares”.

As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Trust by brokers. In certain such cases, where the Trust has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the Trust; (ii) the Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order; and (iii) customer orders will be priced at the Trust’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment, subject to the policies and procedures described in the prospectus under the caption “Buying Shares”. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account via mail or email showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder’s Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under “Selling Shares”. Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make scheduled purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application, in the appropriate Automated Investment Plan (AIP) or Scheduled Withdrawal Plan (SWP) form, online or otherwise in writing that investments be made through automatic deductions from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant’s income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient required minimum distributions or excess contributions may result in penalty taxes.

State Street Bank and Trust Company serves as custodian of each of the following plans. Detailed information concerning each of the following plans and copies of the plan documents are available online or upon request to the Trust at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Traditional IRA, Roth IRA and Education Savings Account

An individual may open his own Individual Retirement Account (IRA), Roth IRA, or Education Savings Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual’s adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable. An Education Savings Account can be established only for a Designated Beneficiary who is under age 18 as a method of saving for education expenses. Contributions to an Education Savings Account are non-deductible, but income and gains accumulate free of income tax and distributions are not taxable as long as the amount withdrawn is used for qualified educational expenses.

ANTI-MONEY LAUNDERING COMPLIANCE

Money laundering is the process by which the financial proceeds of criminal activities are given the appearance of legitimacy, thereby concealing their origin and enabling criminals to reap the benefit of their crimes.  Typically, illegally obtained cash is passed through legitimate financial institutions and businesses or converted into hard assets.  These techniques make it difficult or impossible to trace the money to its illegal origins.  The money launderer’s goal is to make its financial transactions appear normal, thus creating an apparent legitimate source for the illicit cash, while simultaneously enabling the criminal to evade payment of taxes on the unlawful proceeds.

Northeast Investors Trust (the “Trust”) seeks to comply with all applicable anti-money laundering (“AML”) laws and regulations and to carry out measures to detect, prevent and deter money laundering, terrorist financing and related illegal activities.  It is the policy of the Trust to seek to prevent the misuse of the funds it manages for purposes of money laundering and terrorist financing.  The Trust has adopted policies, procedures and controls to reasonably detect and deter the occurrence of money laundering and other illegal activity.  These policies and procedures are designed to assure as far as possible that the Trust accepts investments only from legitimate, law-abiding investors.

Consequently, the Trust may request additional information from you to verify your identity and the source of your funds. If you do not provide the requested information, the Trust may not establish your new account. The Trust may also be required to “freeze” a shareholder’s account if the Trust believes the investor is involved in suspicious activity or if certain account information matches that of government lists of suspicious persons. If such information is discovered, the Trust may be required to report this information to a government agency and the law may not permit the Trust to inform the shareholder that such actions have taken place.

DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Trust’s policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carryforwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, may be subject to income taxes, including the 3.8% Medicare net investment income tax imposed by the Affordable Care Act.

It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a “regulated investment company” under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or “pass through” treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carryforward from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 24% of distributions withheld by the Trust.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

CAPITAL SHARES

The Trust has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

Under Massachusetts law, shareholders might, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and are soley binding upon the Trust's assets. The Trust has been advised by legal counsel that under the applicable Massachusetts decisions, no personal liability should attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

PROXY VOTING GUIDELINES

Written guidelines have been established for proxy voting by the Board of Trustees of the Trust. The purpose of these guidelines is to promote the accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company’s business and operations.

The Trust’s proxy voting guidelines generally address proposals submitted to shareholders in the following categories:

Routine Matters

Proposals for the election of directors

The Trust generally supports management’s recommendations in selecting director nominees as the Trust believes the company is in the best position to recommend and evaluate a qualified board. Directors should be competent, qualified individuals and should be accountable, responsive to shareholders and should exercise reasonable judgment. The Trust generally supports a board of directors comprised of a majority of independent directors and prefers committees such as audit and nominating committees to also be comprised of independent members.

Proposals for the approval of independent auditors

The Trust generally will rely on the audit committee’s recommendation in selecting independent auditors who will provide the best service to the company. The Trust believes the relationship between the company and its auditors should be independent and will vote against proposed auditors whose independence may be compromised.

Compensation Matters

Proposals seeking approval of equity-based compensation, including stock option plans

Companies often offer compensation plans for its officers and employees as a means to attract or maintain desirable employees. These plans may include equity-based compensation (stock options or restricted stock). In general, the Trust will vote for stock-related compensation plans that are reasonably designed and that align the interest of management with those of shareholders by providing officers and employees with an incentive to maximize shareholder value. It will consider the dilutive effects, pricing and re-pricing issues, and other factors in voting on specific proposals.

Proposals related to executive compensation

The Trust believes that executive compensation matters are best left to the discretion of the directors, not the shareholders. The Trust will generally vote against advisory votes on executive compensation (Say-On-Pay) unless such compensation is deemed problematic or does not appear aligned with shareholder interests.

Corporate Control

Proposals relating to changes in corporate control

The Trust generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management, discourage other offers for the company and depress shareholder value. In most cases, the acquisition or takeover of a company - hostile or otherwise – will increase shareholder value and therefore must be permitted to occur.

Shareholder Rights Plans (Poison Pills)

Shareholder Rights Plans or Poison Pills are instigated by an unwanted takeover attempt and can ultimately make the company appear financially less attractive to potential suitors. Typically, directors have used poison pills without shareholder approval. The Trust will generally vote against all forms of poison pills unless backed by sound business strategy that will likely result in a greater benefit to the shareholders.

Increases in Authorized Common Stock

The Trust will generally approve of increases in authorized shares, provided that the increase will not expose shareholders to excessive dilution and is sought for appropriate corporate purposes.

“Blank Check” Preferred Stock

The Trust will generally vote against “blank check” preferred stock proposals unless the proposal discloses that the stock is specifically required to be issued for valid corporate financing objectives.

Classified or Staggered Boards

Although these types of board structures may provide stability and continuity of board members, they can also be viewed as anti-takeover devices; therefore the Trust will generally vote against classified or staggered boards.

Shareholder Rights

Proposals that affect shareholder rights, including voting rights

The Trust views the exercise of shareholders’ rights – including the rights to act by written consent, to call special meetings and to remove directors – to be fundamental to corporate governance.

Cumulative Voting

The Trust generally supports proposals to adopt cumulative voting and will generally vote against proposals to eliminate cumulative voting which may constitute an anti-takeover measure.

Confidential voting

The Trust generally supports proposals to require that voting be confidential because they increase the independence of shareholders who are voting.

Supermajority Voting

The Trust favors simple majority votes by shareholders on matters submitted for their approval and generally will vote in support of shareholders proposals that eliminate supermajority voting requirements.

Dual Class or Super Voting Share Class Capitalizations

The Trust will generally vote against the adoption of a dual or super voting share class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments.

Other Matters

Proposals relating to social and corporate responsibility issues

The Trust will generally vote with management’s recommendations on proposals pertaining to social, moral, ethical or corporate matters. These proposals are primarily initiated by shareholders and the effect on shareholder value of such proposals is often unclear, and therefore the Trust will rely on management’s assessment of the economic effect of such proposals.

Potential Conflicts of Interest

In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Trust, on the one hand, and any affiliated person of the Trust, on the other, the voting of such proxy will be referred to the Trustees of the Trust who are not “interested persons” of the Trust as such term is defined under the Investment Company Act of 1940 (the “independent Trustees”); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

Other Situations

With respect to proposals not mentioned above, the Trust will act in the best interest of the shareholders and vote in a manner which will enhance the value of the investment and maximize shareholder value.

The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and the Trust’s voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the website of the Securities and Exchange Commission (www.sec.gov) or at the website of the Trust (www.northeastinvestors.com).

HISTORICAL PERFORMANCE INFORMATION

From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

Where:

P =        a hypothetical initial payment of $1,000

N =       number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Trust may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust's average annual total return as described above. The Trust’s total returns for the one, five and ten year periods ended December 31, 2022 are set forth in the Prospectus.

From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1]

Where:

a =       dividends and interest earned during the period

b =       expenses accrued for the period (net of reimbursements)

c =       the average daily number of shares outstanding during the period that were entitled to receive dividends.

d =       the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust, as well as other publications, may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing online or in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Trust’s performance to performance as reported by other indices and averages or other investments for which reliable performance information is available. The Trust’s annual report contains additional performance information and will be made available to investors upon request and without charge.

FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional Information:

1.	Schedule of Investments as of September 30, 2022

2.	Statement of Assets and Liabilities as of September 30, 2022

3.	Statement of Operations for the Year Ended September 30, 2022

4.	Statements of Changes in Net Assets for each of the two years in the period ended September 30, 2022

5.	Financial Highlights for each of the five years in the period ended September 30, 2022

6.	Notes to Financial Statements for the year ended September 30, 2022

7.	Report of RSM US LLP, Independent Registered Public Accounting Firm.

Item 27. Summary of Net Assets September 30, 2022 (unaudited)

	Value	% of Net Assets
Corporate Bonds & Notes
Aerospace	$2,169,651	1.61%
Auto Manufacturers	10,353,271	7.68%
Building Products	7,763,875	5.76%
Chemicals	4,862,500	3.61%
Coal	1,330,167	0.99%
Communications	5,202,800	3.86%
Drug Stores	1,134,628	0.84%
Energy / Natural Resources	5,606,738	4.16%
Food Processing	4,862,500	3.61%
Homebuilders	4,537,500	3.36%
Industrial Servicing / Manufacturing	6,434,078	4.77%
Metals & Mining	4,410,000	3.27%
Oil & Gas Drilling	7,331,859	5.44%
Real Estate	8,387,195	6.22%
Retail Food Chains	5,764,728	4.28%
Retail General	4,927,725	3.65%
Technology	3,973,180	2.95%
Tobacco	13,479,075	10.00%
Wireless Telecom	4,468,750	3.31%
Total Corporate Bonds & Notes	$107,000,220	79.37%
Common Stock
Chemicals	$3,980,345	2.95%
Coal	0	0.00%
Electrical Utility	0	0.00%
Energy / Natural Resources	730,664	0.54%
Food Processing	2,136,844	1.59%
Metals & Mining	6,872,445	5.10%
Oil & Gas Drilling	913,062	0.68%
Packaging & Container	112,007	0.08%
Transportation	114,424	0.08%
Total Common Stock	$14,859,791	11.02%
Total Preferred Stock	9,867,000	7.32%
Total GDP-Linked Bonds	113,476	0.08%
Repurchase Agreement	2,486,148	1.85%
Total Investments	$134,326,635	99.64%
Receivables	2,231,969	1.65%
Total Assets	$136,558,604	101.29%
Liabilities	(1,744,309)	-1.29%
Total Net Assets	$134,814,295	100.00%

Schedule of Investments (a) September 30, 2022

Corporate Bonds & Notes — 79.37%
Name of Issuer	Principal	Value
Aerospace — 1.61%
Spirit Aerosystems, Inc., 3.95%, 6/15/23	$2,263,000	$2,169,651

Auto Manufacturers — 7.68%
Cooper-Standard Automotive, Inc., 13%, 6/01/24 (c)	5,000,000	5,148,885
Ford Motor Credit Co. LLC, 3.35%, 11/01/22	3,296,000	3,269,526
Ford Motor Credit Co. LLC, 3.37%, 11/17/23	2,000,000	1,934,860
		10,353,271
Building Products — 5.76%
Builders Firstsource, Inc., 4.25%, 2/01/32 (c)	5,000,000	3,835,675
Louisiana Pacific Corp., 3.625%, 3/15/29 (c)	5,000,000	3,928,200
		7,763,875
Chemicals — 3.61%
WR Grace Holdings LLC, 5.625%, 10/01/24 (c)	5,000,000	4,862,500

Coal — 0.99%
Westmoreland Mining Holdings LLC, PIK 15%, 3/15/29 (d)	2,128,267	1,330,167

Communications — 3.86%
Centurylink, Inc., 7.5%, 4/01/24	5,000,000	5,202,800

Drug Stores — 0.84%
Rite Aid Corp., 7.5%, 7/01/25 (c)	550,000	418,451
Rite Aid Corp., 8%, 11/15/26 (c)	1,012,000	716,177
		1,134,628
Energy/Natural Resources — 4.16%
CNX Resources, Inc., 7.25%, 3/14/27 (c)	919,000	893,838
Range Resources Corp., 4.875%, 5/15/25	5,000,000	4,712,900
		5,606,738
Food Processing — 3.61%
Pilgrims Pride Corp., 5.875%, 9/30/27 (c)	5,000,000	4,862,500

Homebuilders — 3.36%
KB Home, 7.25%, 7/15/30	5,000,000	4,537,500

Corporate Bonds & Notes — (continued)
Name of Issuer	Principal	Value
Industrial Servicing / Manufacturing — 4.77%
Clean Harbors, Inc., 4.875%, 7/15/27 (c)	$500,000	$456,228
Fortress Transportation and Infrastucture Investors LLC, 9.75%, 8/01/27 (c)	5,500,000	5,377,955
Fortress Transportation and Infrastucture Investors LLC, 5.5%, 5/01/28 (c)	750,000	599,895
		6,434,078
Metals & Mining — 3.27%
Allegheny Technologies, Inc., 6.95%, 12/15/25	4,500,000	4,410,000

Oil & Gas Drilling — 5.44%
Parker Drilling Co., 13% (11% cash, 2% PIK), 3/26/24 (d)	2,658,444	2,631,859
Tidewater, Inc., 8.5%, 11/16/26	4,700,000	4,700,000
		7,331,859
Real Estate — 6.22%
Five Point Operatng Co. LP, 7.875%, 11/15/25 (c)	4,395,000	3,505,760
Realogy Group LLC, 4.875%, 6/01/23 (c)	5,000,000	4,881,435
		8,387,195
Retail Food Chains — 4.28%
Brinker International, Inc., 5%, 10/01/24 (c)	6,000,000	5,764,728

Retail General — 3.65%
G-III Apparel Group LTD, 7.875%, 8/15/25 (c)	5,430,000	4,927,725

Technology — 2.95%
Iron Mountain, Inc., 4.5%, 2/15/31 (c)	1,000,000	773,180
Iron Mountain, Inc., 5.625%, 7/15/32 (c)	4,000,000	3,200,000
		3,973,180
Tobacco — 10.00%
Pyxus Holdings, Inc., 10%, 8/24/24	10,845,675	8,839,225
Vector Group LTD, 10.5%, 11/01/26 (c)	5,000,000	4,639,850
		13,479,075
Wireless Telecom — 3.31%
Altice France SA, 8.125%, 2/01/27 (c)	5,000,000	4,468,750

Total Corporate Bonds & Notes — (cost—$113,499,126)		$107,000,220

GDP-Linked Bonds — 0.08%
Name of issuer	Principal	Value
Republic of Argentina GDP Linked Security, FRN (based on the performance of Argentina’s GDP), 12/15/35 (e)	$34,386,574	$113,476
Total GDP-Linked Bonds — (cost—$1,423,421)		$113,476

Common Stock — 11.02%	Number of Shares
Name of issuer		Value
Chemicals — 2.95%
Ingevity Corp. (e)	602	$36,499
NL Industries, Inc.	510,200	3,943,846
		3,980,345
Coal — 0.00%
Westmoreland Mining Holding, LLC, Class A Units (d) (e)	22,606	0

Electrical Utility — 0.00%
Homer City Holdings, LLC (d) (e)	221,338	0

Energy / Natural Resources — 0.54%
SilverBow Resources, Inc. (e)	5,058	135,959
Talos Energy, Inc. (e)	35,718	594,705
		730,664
Food Processing — 1.59%
Viskase Cos., Inc. (e)	3,052,635	2,136,844

Metals & Mining — 5.10%
American Gilsonite (b) (d) (e)	1,597,765	5,162,538
Metals Recovery Holdings, LLC (b) (d) (e)	21,539	1,709,907
Ormet Corp. (e)	372,638	0
		6,872,445
Oil & Gas Drilling — 0.68%
Key Energy Services, Inc. (e)	129	0
Parker Drilling Co. (e)	140,471	913,062
		913,062
Packaging & Container — 0.08%
Westrock Co.	3,626	112,007

Transportation — 0.08%
Getlink SA (France)	7,349	114,424
Total Common Stock — (cost—$51,908,684)		$14,859,791

Preferred Stock — 7.32%	Number of Shares
Name of issuer		Value
Pipeline — 7.32%
Crestwood Equity Partners LP PFD, 9.25%, Perpetual	1,100,000	$9,867,000
Total Preferred Stock — (cost—$10,441,640)		$9,867,000

Repurchase Agreement — 1.85%
Name of Issuer	Principal	Value
State Street Bank & Trust Co. 0.83% dated 9/30/2022, to be repurchased at $2,486,320 on 10/03/2022 (f)
Total Repurchase Agreement — (cost — $2,486,148)	$2,486,148	$2,486,148

Total Investments — 99.64% (cost—$179,759,019)		$134,326,635
Net Other Assets and Liabilities — 0.36%		487,660
Net Assets — 100%		$134,814,295

(a)	Portions of the portfolio may be pledged to collateralize short term borrowings.
(b)

Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. The aggregate market value of good faith securities as of September 30, 2022 was $6,872,445 which represents 5.10% of total net assets.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $63,261,732 which represents 46.93% of total net assets. These securities are generally deemed liquid.

(d)

All or a portion the security is restricted. The Trust may acquire restricted securities which are subject to legal or contractual restrictions on resale and may be illiquid. The aggregate market value of restricted securities as of September 30, 2022 was $10,834,471 which represents 8.04% of total net assets. Additional information on each holding is as follows:

Security	Acquisition Date	Acquisition Cost
American Gilsonite	1/2/17 - 8/26/21	$9,640,360
Metals Recovery Holdings, LLC	9/30/2016 - 12/10/2019	$6,216,514
Homer City Holdings, LLC	4/6/2017	$588,216
Parker Drilling Co. 13% 3/26/24	3/27/2019	$2,485,714
Westmoreland Mining Holdings Co. 15% 3/15/29	3/15/2019	$2,445,129
Westmoreland Mining Holdings Co. Class A Units	3/15/2019	$641,637

(e)	Non-income producing security.
(f)	Acquired on September 30, 2022. Collateralized by $2,535,897 of US Treasury Bonds due 2/15/2052. The maturity value is $2,486,320.

PIK	Payment in Kind
FRN	Floating Rate Note - rates reflected are as of September 30, 2022
PFD	Preferred Security

Statement of Assets and Liabilities

September 30, 2022

Assets
Investments—at market value (cost $177,272,871)		$131,840,487
Repurchase Agreement - at market value (cost $2,486,148)		2,486,148
Receivable for interest		2,230,521
Receivable for shares sold		643
Other receivable		805
Total Assets		$136,558,604

Liabilities
Contingent Liability (see Note K)		$794,500
Payable for trustee fees		532,188
Accrued expenses		400,221
Payable for shares repurchased		17,400
Total Liabilities		$1,744,309
Net Assets		$134,814,295
Net Assets Consist of:
Capital, at a $1.00 par value		$39,967,484
Paid in surplus		422,325,188
Accumulated net investment income	620,825
Accumulated net realized gain / (loss)	(282,666,818)
Net unrealized gain / (loss)	(45,432,384)
Total distributable earnings / (loss)		$(327,478,377)
Net Assets		$134,814,295
Net Asset Value, offering price and redemption price per share ($134,814,295/39,967,484 shares)		$3.38

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Year Ended September 30, 2022

Investment Income
Interest	$7,462,253
PIK Interest	558,724
Dividends	1,249,379
Other Income	62,541
Total Income	$9,332,897

Expenses
Administrative expenses and salaries	$1,324,008
Contingent Liability Expense (See Note K)	794,500
Trustee fees	723,464
Legal Fees	490,250
Computer and related expenses	214,875
Audit and non-audit fees	136,510
Commitment fees	78,107
Custodian fees	60,925
Registration and filing fees	57,120
Printing, postage and stationery fees	43,950
Insurance	38,325
Interest fees	16,849
Transfer Agent Fees	14,545
Telephone	11,650
Other expenses	66,350
Total Expenses	$4,071,428
Net Investment Income	$5,261,469
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions	$(22,569,152)
Change in unrealized appreciation (depreciation) of investments	10,475,090
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,832,593)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$5,261,469	$7,119,386
Net realized gain (loss) from investment transactions	(22,569,152)	(59,484,555)
Change in unrealized appreciation (depreciation) of investments	10,475,090	62,969,815
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,832,593)	$10,604,646
Distributions to Shareholders from Operations	(8,268,898)	(9,486,120)
From Net Trust Share Transactions - (See Note D)	(7,017,305)	(9,561,517)
Total Increase (Decrease) in Net Assets	$(22,118,796)	$(8,442,991)
Net Assets:
Beginning of Period	156,933,091	165,376,082
End of Period	$134,814,295	$156,933,091

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Year Ended September 30,
Per Share Data	2022	2021	2020	2019	2018
Net Asset Value:
Beginning of Period	$3.75	$3.72	$4.14	$4.53	$4.82
Income From Investment Operations:
Net investment income^	0.13	0.17	0.20	0.21	0.20
Net realized and unrealized gain (loss) on investment	-0.30	0.08	-0.39	-0.40	-0.23
Total from investment operations	-0.17	0.25	-0.19	-0.19	-0.03
Less Distributions:
Net investment income	-0.20	-0.22	-0.23	-0.20	-0.26
Net Asset Value:
End of Period	$3.38	$3.75	$3.72	$4.14	$4.53
Total Return #	-4.77%	6.85%	-4.69%	-4.27%	-0.39%
Ratios & Supplemental Data
Net assets end of period (in thousands)	$134,814	$156,933	$165,376	$201,346	$257,207
Ratio of operating expenses to average net assets *~	2.74%	1.83%	1.71%	1.56%	1.48%
Ratio of interest expense and commitment fee to average net assets	0.06%	0.06%	0.08%	0.09%	0.15%
Ratio of net investment income to average net assets	3.54%	4.37%	5.14%	4.91%	4.35%
Portfolio turnover rate	44.56%	75.20%	43.75%	45.13%	42.69%

*	Includes Interest Expense and Commitment Fee when applicable

^	Calculated using the Average Share Method

#	Total Return reflects the rate that an investor would have earned on an investment in the Trust during each period, assuming reinvestment of all distributions.

~	Includes contingent liability expense of 0.54%. Expense ratio excluding contingent liability expense is 2.20%.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note A–Organization

Northeast Investors Trust (the “Trust”), a diversified open-end management investment company (a Massachusetts Trust), is registered with the SEC under the Investment Company Act of 1940, as amended. The primary objective of the Trust is the production of income. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies including FASB Accounting Standard update (“ASU”) 2013-08.

Note B–Significant Accounting Policies

Valuation of Investments: The value of equity securities or equity-like securities such as warrants for which market quotations are readily available, shall be determined on the basis of the last quoted sale prices taken from the primary market or exchange on which they are traded. A bid price may be used instead of last quoted sale price if it more closely reflects the fair value of the security as of the close of regular trading on the New York Stock Exchange. Fixed income securities, including securities convertible into equity, shall be valued on the basis of evaluated prices furnished by independent pricing services or from quotations received from dealers who make markets in such securities. The evaluations provided by the pricing services are based on analysis of market data and other factors such as last sale, dealer bids, yields, quality ratings, coupon rate, maturity, type of issue, trading characteristics and other relevant bond market data.

Securities for which market quotations are not readily available (including certain restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may also be derived following a review of pertinent data (Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions.

The Trust may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 P.M. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Trust’s net asset value may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by the Trust’s Pricing Committee on an ongoing basis as information becomes available, but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed and approved by the Trust’s Board of Trustees on a quarterly basis. There can be no assurance that the Trust could

Notes to Financial Statements (continued)

obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Trust determines its net asset value per share. The market value of securities valued in good faith on September 30, 2022 was $6,872,445 which represents 5.10% of net assets.

Federal Income Taxes: It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The Trust has reviewed the tax positions for the open tax years as of September 30, 2022 and has determined that no provision for income tax is required in the Trust’s financial statements. The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Trust recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions.

State Income Taxes: Because the Trust is organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust’s distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount and amortization of premium, is accrued as earned. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in-kind or PIK); interest on such securities is recorded on the accrual basis.

Expenses: All expenses, including legal fees paid on behalf of the Trustees, are accrued for in the period in which the professional and other services are incurred.

Security Transactions: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates and Basis of Accounting: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to, where applicable, make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (continued)

Credit Risk: Investments in high-yield securities involve greater degrees of credit and market risks than investments in higher-rated securities. Bonds which are rated as less than investment grade tend to be more susceptible to real or perceived adverse economic conditions.

Payment-In-Kind (PIK) Risk: Investments in PIK bonds may offer a higher interest rate than other securities; however, these bonds also carry additional risk of default as they are generally issued by companies that do not have the cash flow available to make routine cash interest payments to the lenders.

Note C–Trustees’ Compensation

Trustees’ compensation was computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees’ compensation) at the close of each quarter, from which the Trustees paid certain expenses specified in the Declaration of Trust. For the year ended September 30, 2022 the current Independent Trustees were aggregately paid $60,000 from the Trustee fees.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2022 was 4,027,975 shares (10.08%).

Administrative Expenses & Salaries: Northeast Investors Trust incurs salary and administrative expenses which include such expenses for personnel performing transfer agent and dividend disbursement related functions and other administrative functions of the Trust.

The Trust sponsors a 401(K) profit sharing plan which is available to employees deemed eligible participants as defined by the plan documents. Annual safe harbor contributions of $32,356 were made during the year and are included in the administrative expenses and salaries on the Statement of Operations. No changes to the plan were made during the period.

Note D—Shares of Beneficial Interest

At September 30, 2022, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
Shares Sold	3,074,688	$11,194,908	1,615,550	$6,129,571
Shares issued to shareholders in reinvestment of distributions from net investment income	1,521,443	5,489,477	1,653,461	6,200,614
	4,596,131	$16,684,385	3,269,011	$12,330,185
Shares redeemed	(6,583,295)	(23,701,690)	(5,796,476)	(21,891,702)
Net Increase (Decrease)	(1,987,164)	$(7,017,305)	(2,527,465)	$(9,561,517)

Note E–Purchases and Sales of Investments

The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $60,797,500 and $61,243,284 respectively, for the year ended September 30, 2022.

Notes to Financial Statements (continued)

Note F–Line of Credit

The Trust’s line of credit, which does not require maintenance of compensating balances, is generally on a demand basis and is at a rate equal to the applicable margin (1.25%) plus the higher of (a) the Federal Funds Rate or (b) the daily Simple SOFR Rate during the period in which such loan is outstanding. At September 30, 2022 the Trust had an unused line of credit amounting to $25,000,000. The Trust pays a commitment fee of 0.30% on the unused portion of the line of credit. The line of credit may be terminated at the bank’s option at its annual renewal date, on December 21, 2022. Portions of the Trust’s portfolio are pledged to collateralize these short-term borrowings.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2022:

Average amount outstanding	$444,321
Weighted average interest rate	3.68%

Note G–Repurchase Agreement

The Trust invests its cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust’s custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note H–Additional Tax Information

The amount of distributions paid during the years ended September 30, 2022 and 2021 were $8,268,898 and $9,486,120, respectively, and were classified as ordinary income. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in future periods.

As of September 30, 2022 the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed net investment income	$1,415,325
Total capital loss carryforward	(279,972,303)
Timing Differences	(794,500)
Net unrealized gains/(losses)	(48,126,899)
Total net distributable earning/(losses)	$(327,478,377)

Timing Differences relate to certain expense accruals.

Notes to Financial Statements (continued)

At September 30, 2022 the Trust’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$182,453,534
Gross unrealized gains	4,130,385
Gross unrealized losses	(52,257,284)
Net unrealized gain (loss)	$(48,126,899)

The difference between book and tax basis cost of investments and net unrealized gains (losses) is primarily attributable to accretion and amortization differences.

Note I–Fair Value Measurements

Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (ASC 820) defines fair value as the price that would be received to sell an investment in an orderly transaction between two market participants at the measurement date. ASC 820 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of certain inputs to the fair value measurement requires judgments and considers factors that may be specific to each security. The various inputs that may be used to determine the value of the Trust’s investments are summarized in the following fair value hierarchy:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs based on data obtained from various pricing sources (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs including the Trust’s own assumptions used to determine the fair value of investments. Factors considered in making such determinations may include, but are not limited to, information obtained directly from the company or analysts and the analysis of the company’s financial statements or other documents.

The following table summarized the Trust’s investment as of September 30, 2022 based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total as of 9/30/2022
Corporate Bonds & Notes	$—	$107,000,220	$—	$107,000,220
Common Stock	5,736,078	2,251,268	6,872,445	14,859,791
Preferred Stock	9,867,000	—	—	9,867,000
GDP Linked Bond	—	113,476	—	113,476
Repurchase Agreement	—	2,486,148	—	2,486,148
	$15,603,078	$111,851,112	$6,872,445	$134,326,635

Notes to Financial Statements (continued)

Transfers between hierarchy levels may occur due to market fluctuation, changes in valuation techniques and/or changes in the availability of market data used in the determination of an investment’s valuation. For the year ended September 30, 2022, there were no transfers among levels.

At September 30, 2022, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Corporate Bonds, & Notes	Common and PFD Stock	Totals as of 9/30/2022
Beginning Balance @ 9/30/21	$249,705	$10,477,463	$10,727,168
Purchases	—	—	—
Sales	(265,435)	(2,471,681)	(2,737,116)
Realized Gain(Loss)	110,435	(1,743,550)	(1,633,115)
Net Change in Unrealized	—	—	—
Appreciation/(Depreciation)	(94,705)	610,213	515,508
Transfers into Level 3 from Level 2	—	—	—
Transfers out of Level 3 to Level 2	—	—	—
Ending Balance @ 9/30/2022	$—	$6,872,445	$6,872,445

Change in Unrealized Gain / (Loss) for Positions Still Held at September 30, 2022
Common Stock	$127,711
Totals	$127,711

The Financial Accounting Standard Board (FASB) issued guidance that a reporting entity should disclose quantitative information about the unobservable inputs used in the fair value determinations that are categorized in the Level 3 hierarchy. The guidance also requires additional disclosure regarding the valuation process used and the sensitivity of the fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs within Level 3.

Notes to Financial Statements (continued)

The following table presents a summary of valuation techniques, inputs and quantitative information used in determining the fair value of the Trust’s Level 3 securities as of September 30, 2022:

Investment Type	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range	Increase to Valuation from an Increase in Input(1)
Common Stock
Metals and Mining	$5,162,538	Market Comparable (2)	Forward EBITDA Multiple	6.4x - 8.6x	Increase
Metals and Mining	1,709,907	Market Transaction (3)	N/A	N/A	N/A
		Market Comparable (2)	EBITDA Multiple	2.4x - 7.1x	Increase
	$6,872,445

(1)

This column represents the direction change in the fair value of the Level 3 securities that would result from an increase to the corresponding unobservable input. A decrease to the unobservable inputs would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determinations.

(2)	Earnings multiples are based on comparable companies and transactions of comparable companies.

(3)	Certain of the Trust’s Level 3 investments have been valued using unadjusted inputs that have not been internally developed by the Trust including third-party transactions and quotations.

For additional information on the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.

Note J–Subsequent Events

Management has evaluated whether any other events or transactions occurred subsequent to September 30, 2022 and through the date of issuance of the Trust’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Trust’s financial statements.

Note K–Contingent Liability

A lawsuit filed by former Trustee Robert B. Minturn (“Minturn”) against the current Trustees and another former Trustee (together with the current Trustees, the “Defendant Trustees”) seeks the portion of the Trustee fees that Minturn alleges he is owed pursuant to a contractual agreement among the Trustees. The current Trustees believe they acted in accordance with the agreement and their fiduciary duties and in the best interests of the Trust and its shareholders in taking the steps that are the subject of the lawsuit. Those steps included reducing and then suspending the payments that Minturn was receiving from the Trustees’ fees paid by the Trust. The Trust was, but is no longer, a defendant to Minturn’s action. A partial summary judgment was granted by the court in favor of Minturn in the amount of $794,500, and the Defendant Trustees have appealed this judgment. If the Defendant Trustees lose their appeal or settle the suit, they may seek indemnification under the Declaration of Trust for an amount not to exceed that granted by the court. With this, the Trust deems a payment under the indemnification

Notes to Financial Statements (continued)

clause of the Declaration of Trust as foreseeable and accrued the maximum potential loss pursuant to the court’s decision of $794,500 as a contingent liability on its Statement of Assets and Liabilities and posted a related expense to the Statement of Operations.

Note L–Other

In the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be minimal.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Northeast Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Northeast Investors Trust (the Trust), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, agent banks and directly with the portfolio companies. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of Northeast Investors Trust since 2016.

Boston, Massachusetts
November 29, 2022

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	Declaration of Trust (filed with PEA No. 75 and incorporated by reference herein)

(b)

(c)

(d)

(e)

(f)

(g)	Custodian Agreement (filed with PEA No. 71 and incorporated by reference herein)

(h)

(i)

(j)	Consent of Auditors (filed herewith)

(k)	Omitted Financial Statements

(l)	Initial Capital Agreements

(m)	Rule 12b-1 Plan

(n)	Rule 18f-3 Plan

(o)	Reserved

(p)	Code of Ethics (filed with PEA 100 and incorporated by reference herein)

Item 29.	Persons Controlled by or Under Common Control With Registrant

Not Applicable

Item 30.	Indemnification

Registrant’s Declaration of Trust contains the following provisions:

“Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgments or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the existence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropriate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law.”

The Registrant has been advised that in the opinion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant’s Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an officer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Not Applicable

Item 32.	Principal Underwriters

Not Applicable

Item 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 125 High Street - Suite 1802, Boston, Massachusetts.

Item 34.	Management Services

None

Item 35.	Undertakings

Not Applicable

SIGNATURES Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 31st day of January, 2023.

By /s/ Bruce H. Monrad

Bruce Monrad, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce H. Monrad	Chairman, President and person performing function of principal executive officer	January 31, 2023
Bruce H. Monrad

/s/ Gordon C. Barrett	Executive Vice President, Treasurer and person performing functions of principal financial and accounting officer	January 31, 2023
Gordon C. Barrett

/s/ Peter J. Blampied	Trustee	January 31, 2023
Peter J. Blampied

/s/ George P. Beal	Trustee	January 31, 2023
George P. Beal

/s/ Charles R. Daugherty	Trustee	January 31, 2023
Charles R. Daugherty